SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 22, 2003

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                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Colorado                       0-25312                84-1286576
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)

    15 Old Danbury Road
         Suite 203                                              06897
        Wilton, CT                                            (Zip code)
   (Address of principal
    executive offices)



       Registrant's telephone number, including area code: (203) 762-2499

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                       Startech Environmental Corporation
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 5      .................................................................3

Item 7      .................................................................3

Signature        ............................................................4



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Item 5.

      On July 24, 2003, Startech Environmental Corporation, a Colorado corporation, issued a press release announcing the purchase of 1,866,667 shares of common stock, no par value, by Northshore Asset Management, LLC, in exchange for $1.4 million in cash, pursuant to the terms of a Stock Purchase Agreement dated as of July 22, 2003. A copy of Startech's press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated July 24, 2003, entitled "Startech Environmental Corporation (OTC:BB "STHK") announces an additional $2,400,000 Private Placement."




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2003

                                 Startech Environmental Corporation



                                 By: /s/ Joseph F. Longo
                                     -----------------------------
                                     Joseph F. Longo
                                     Chief Operating Officer



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